SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2003

Commission file number 1-14287
 USEC Inc.
 (Exact name of registrant as specified in its charter)

Delaware	52-2107911
(State of incorporation)	(I.R.S. Employer Identification No.)

2 Democracy Center,
6903 Rockledge Drive, Bethesda MD	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 564-3200

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99	Press release, dated April 23, 2003.

Item 9.    Regulation FD Disclosure.

     On April 23, 2003, USEC Inc. issued a press release announcing financial results for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

April 23, 2003	By	/s/ Henry Z Shelton, Jr.

Henry Z Shelton, Jr. Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)